UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report: September 14, 2007
(Date of earliest event reported)
AGILYSYS, INC.
(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2255 Glades Road, Suite 301E, Boca Raton, Florida	33431

(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (561) 999-8700
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On September 14, 2007, Agilysys, Inc. (the “Company”) announced that it had entered into a Rule 10b5-1 Plan to facilitate the repurchase of up to 2,000,000 of its common shares, without par value, under the Company’s currently authorized share repurchase program. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99.1 hereto.
On September 14, 2007, the Company announced that it filed amendments to the Form 8-Ks regarding its recent acquisitions of InfoGenesis, Inc. (“InfoGenesis”) and Innovative Systems Design, Inc. (“Innovativ”). The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99.2 hereto.
All information in this report on Form 8-K is furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporated it by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

99.1	Press Release, dated September 14, 2007, announcing that Agilysys, Inc. entered into a 10b5-1 Plan.

99.2	Press Release, dated September 14 ,2007, announcing that Agilysys, Inc. filed Amendments to Form 8-Ks regarding recent acquisitions.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.
By:	/s/ Martin F. Ellis
Martin F. Ellis
Executive Vice President, Treasurer and Chief Financial Officer

Date: September 17, 2007

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated September 14, 2007, announcing that Agilysys, Inc. entered into a 10b5-1 Plan.

99.2	Press Release, dated September 14 ,2007, announcing that Agilysys, Inc. filed Amendments to Form 8-Ks regarding recent acquisitions.